SUPPLEMENT DATED OCTOBER 26, 2010
TO PROSPECTUS DATED MAY 1, 1994
FOR
WRL FREEDOM SP+®
and
TO PROSPECTUS DATED MAY 1, 1989
FOR
THE EQUITY PROTECTOR
Each An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

This Supplement modifies certain information contained in your WRL Freedom SP+® and The Equity Protector prospectuses.   Please read it carefully and retain it for future reference.  All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

The following paragraph is added to section entitled “General Provisions – Change of Owner or Beneficiary” in your prospectus:

Change of Ownership:

No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE